Prospectus Supplement	April 24, 2008

PUTNAM GLOBAL NATURAL RESOURCES FUND	Prospectus dated December 30, 2007

The section Who oversees and manages the fund? is supplemented to reflect that the members of the Global Equity Research Team primarily responsible for the day-to-day management of the fund’s portfolio are now Andrew Matteis (Portfolio Leader), John Morgan (Portfolio Member) and Jessica Wirth (Portfolio Member).

Mr. Matteis joined the portfolio team for the fund in April, 2008. Since 1993, he has been employed by Putnam Management, currently as Director, Credit Research and previously, as Team Leader, Tax Exempt Credit Research. He owned no fund shares as of February 29, 2008. Mr. Matteis owned shares of all Putnam funds valued at over $1,000,000 as of February 29, 2008.

Mr. Morgan joined the portfolio team for the fund in April, 2008. Since 1991, he has been employed by Putnam Management as an Analyst. He owned fund shares valued at between $50,001- $100,000 as of February 29, 2008. Mr. Morgan owned shares in all Putnam funds valued at between $100,001 - $500,000, as of February 29, 2008.

Ms. Wirth joined the portfolio team for the fund in April, 2008. Since 2001, she has been employed by Putnam Management, currently as an Analyst and previously as an Investment Associate. She owned fund shares valued at between $1-$10,000 as of February 29, 2008. Ms. Wirth owned shares in all Putnam funds valued at between $10,001 - $50,000 as of February 29, 2008.

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